SUPPLEMENT DATED JULY 27, 2004
                              TO THE PROSPECTUS OF

                     USALLIANZ ADVANTAGE(R) VARIABLE ANNUITY
                     CHARTER II(R) NEW YORK VARIABLE ANNUITY
                    USALLIANZ OPPORTUNITY(R) VARIABLE ANNUITY
                              DATED APRIL 30, 2004

                                    ISSUED BY
                   ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
                      ALLIANZ LIFE OF NY VARIABLE ACCOUNT C


THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.

Effective July 27, 2004, USAllianz Advisers, LLC has entered into an agreement with Legg Mason Funds Management, Inc. ("LMFM") pursuant to which LMFM has been retained as the subadviser of the USAZ PIMCO PEA Growth and Income Fund, which will now be known as the USAZ Legg Mason Value Fund (the "Fund"). The portfolio manager of the USAZ PIMCO PEA Growth and Income Fund resigned in April 2004.


In the Investment Options table in the prospectus, the Objective for the USAZ PIMCO PEA Growth & Income Fund (now known as the USAZ Legg Mason Value Fund) no longer includes a secondary emphasis on income and the Primary Investments description is replaced with the following:

     Invests primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.


                                                                  PRONY-001-0404